[ALLIED WORLD ASSURANCE COMPANY, LTD LETTERHEAD]
February 26, 2007
VIA FACSIMILE
(973) 535-0752; (973) 533-2520
AIG Technologies, Inc.
2 Peach Tree Hill Road
Livingston, New Jersey 07039
U.S.A.
Attention: Mr. Henry Hamilton
Dear Mr. Hamilton:
     Reference is made to the Master Services Agreement (the “Agreement”), effective as of May 9, 2006, by and between Allied World Assurance Company, Ltd (“Allied World”) and AIG Technologies, Inc. (“AIGT”). This letter will confirm the understanding and intent of Allied World and AIGT to terminate the Agreement effective as of December 18, 2006.
     Please confirm that the foregoing is in accordance with your understanding by countersigning and returning this letter to Wayne Datz, Assistant General Counsel, by facsimile at (441) 292-0055. Should you have any questions, please contact me at (441) 278-5526 or Wayne Datz at (441) 278-5547.
Very truly yours,
/s/ Michael Fullen
Michael Fullen
Application Development and Support
Accepted and agreed to
as of the date indicated below:
AIG TECHNOLOGIES, INC.
By: /s/ Henry J. Hamilton
Name: Henry J. Hamilton
Title: Chief Operating Officer
Date: February 28, 2007